Exhibit 99.1

WebMediaBrands Inc. Reports Financial Results

For Its First Quarter Ended March 31, 2013

(New York, NY – May 2, 2013) -- WebMediaBrands Inc. (Nasdaq: WEBM) today reported financial results for the quarter ended March 31, 2013.

Financial Results for the first quarter of 2013 include:

•	Revenues for the first quarter of 2013 were $2.5 million compared to revenues of $3.7 million for the same period in 2012.

•	Net loss for the first quarter of 2013 was $924,000 compared to a net loss of $617,000 for the same period in 2012.

“Our financial results for the first quarter were partially impacted by the fact that we did not run any trade shows during the quarter,” stated Alan M. Meckler, Chairman and CEO of WebMediaBrands Inc. “By comparison, we ran three trade shows during the same period in 2012, including our Inside Social Apps trade show, which took place in February of 2012, and is not scheduled to run until June of this year. We are also very excited about the recently concluded launch event of our newest trade show, Inside 3D Printing Conference and Expo, which took place on April 22nd and 23rd in New York City. This trade show was critically and financially successful and, as a result, we will be running this event in Chicago, San Jose and Singapore later this year and intend to expand to additional locations in 2014,” added Meckler.

WebMediaBrands Inc. First Quarter 2013 Financial Results Conference Call Alert

WebMediaBrands Inc. invites you to participate in its conference call reviewing 2013 first quarter results on Thursday, May 2, 2013 at 5:00 pm ET.

The conference call number is 888-438-5525 for domestic participants and 719-325-2464 for international participants; confirmation code “1025769.”  Please call five minutes in advance to ensure that you are connected prior to the presentation. The conference call replay will be available until Tuesday, May 7, 2013. Replay call numbers are 888-203-1112 for domestic participants and 719-457-0820 for international participants; confirmation code “1025769.”

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WebMediaBrands Inc.

Unaudited Consolidated Condensed Statements of Operations

For the Three Months Ended March 31, 2013 and 2012

(in thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012
Revenues	$2,520	$3,685

Cost of revenues	1,557	2,043
Advertising, promotion and selling	476	641
General and administrative	1,160	1,319
Depreciation	64	80
Amortization	109	136
Total operating expenses	3,366	4,219

Operating loss	(846)	(534)
Other loss, net	(4)	–
Interest income	1	1
Interest expense	(63)	(73)

Loss before income taxes	(912)	(606)
Provision for income taxes	12	11

Net loss	$(924)	$(617)

Loss per share:
Basic net loss	$(0.15)	$(0.10)
Diluted net loss	$(0.15)	$(0.10)
Weighted average shares used in computing loss per share:
Basic	6,023	5,956
Diluted	6,023	5,956

Shares outstanding and per share data have been adjusted to give effect to the one-for-seven reverse stock split implemented on August 16, 2012.

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WebMediaBrands Inc.

Consolidated Condensed Balance Sheets

March 31, 2013 and December 31, 2012

(in thousands, except share and per share amounts)

	March 31, 2013 (unaudited)	December 31, 2012
ASSETS
Current assets:
Cash and cash equivalents	$1,626	$2,210
Accounts receivable, net of allowances of $8 and $16, respectively	451	524
Prepaid expenses and other current assets	764	503
Total current assets	2,841	3,237

Property and equipment, net of accumulated depreciation of $1,520 and $1,475, respectively	229	268
Intangible assets, net of accumulated amortization of $1,090 and $1,144, respectively	2,245	2,305
Goodwill	9,574	9,574
Investments and other assets	673	687
Total assets	$15,562	$16,071

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$437	$509
Accrued payroll and related expenses	311	493
Accrued expenses and other current liabilities	796	649
Deferred revenues	1,717	1,294
Total current liabilities	3,261	2,945

Loan from related party	7,647	7,647
Deferred revenues	18	17
Deferred income taxes	484	474
Total liabilities	11,410	11,083

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.01 par value, 4,000,000 shares authorized, no shares issued and outstanding	–	–
Common stock, $.01 par value, 18,750,000 shares authorized, 6,141,768 and 6,138,879 shares issued and 6,022,483 and 6,019,594 shares outstanding at March 31, 2013 and December 31, 2012, respectively	61	61
Additional paid-in capital	289,799	289,711
Accumulated deficit	(285,212)	(284,288)
Treasury stock, 119,285 shares, at cost	(496)	(496)
Total stockholders’ equity	4,152	4,988
Total liabilities and stockholders’ equity	$15,562	$16,071

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WebMediaBrands Inc.

Unaudited Consolidated Condensed Statements of Cash Flows

For the Three Months Ended March 31, 2013 and 2012 (in thousands)

	Three Months Ended March 31,
	2013	2012
Cash flows from operating activities:
Net loss	$(924)	$(617)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	173	216
Stock-based compensation	81	122
Provision for losses on accounts receivable	5	9
Other, net	3	8
Amortization of debt issuance costs	10	9
Deferred income taxes	10	9
Changes in current assets and liabilities (net of businesses acquired):
Accounts receivable, net	68	(139)
Prepaid expenses and other assets	(257)	7
Accounts payable, accrued expenses and other liabilities	(123)	(55)
Deferred revenues	423	307
Net cash used in operating activities	(531)	(124)
Cash flows from investing activities:
Purchases of property and equipment	(12)	(32)
Acquisitions of businesses, assets and other	(48)	(35)
Net cash used in investing activities	(60)	(67)
Cash flows from financing activities:
Proceeds from exercise of stock options	7	44
Net cash provided by financing activities	7	44
Net decrease in cash and cash equivalents	(584)	(147)
Cash and cash equivalents, beginning of period	2,210	3,438
Cash and cash equivalents, end of period	$1,626	$3,291

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About WebMediaBrands Inc.

WebMediaBrands Inc. (Nasdaq: WEBM) (http://www.webmediabrands.com) is a leading Internet media company that provides content, education, and career services to social media, traditional media, and creative professionals through a portfolio of vertical online properties, communities, and trade shows. The Company's online business includes: (i) mediabistro.com, a leading blog network providing content, education, community, and career resources (including the industry's leading online job board) about major media industry verticals including new media, social media, Facebook, TV news, advertising, public relations, publishing, design, and mobile; (ii) InsideNetwork.com, a leading network of online properties providing original market research, data services, news, and job listings on the Facebook platform, on social gaming, and on mobile applications ecosystems; and (iii) SemanticWeb.com, a leading blog providing content, education, community resources and career resources on the commercialization and application of Semantic Technologies, Linked Data, and Big Data. The Company's online business also includes community, membership and e-commerce offerings including a freelance listing service, a marketplace for designing and purchasing logos (stocklogos.com) and premium membership services. The Company's trade show and educational offerings include conferences, online and in-person courses, and video subscription libraries on topics covered by the Company's online business.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release that are not historical facts are "forward-looking statements" under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The potential risks and uncertainties address a variety of subjects including, for example: general economic conditions; the competitive environment in which WebMediaBrands competes; and the unpredictability of WebMediaBrands’s future revenues, expenses, cash flows and stock prices.  For a more detailed discussion of such risks and uncertainties, refer to WebMediaBrands’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934. The forward-looking statements included herein are made as of the date of this press release, and WebMediaBrands assumes no obligation to update the forward-looking statements after the date hereof, except as required by law.

All current WebMediaBrands press releases can be found online at www.webmediabrands.com/corporate/press.html

Company information may also be found at our Twitter account, @webmediabrands and at our Chairman's Twitter account, @alanmeckler. Links to these Twitter accounts can also be found online at www.webmediabrands.com.

For information on WebMediaBrands contact:

Ashley Taylor Anderson

press@webmediabrands.com

212-547-7870

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